                                    SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2008

                                                                                                 Stanley Furniture Company, Inc.
(Exact name of registrant as specified in its charter)

                                                       Delaware                                                       0-14938                                                  54-1272589
                                                 (State or other                                         (Commission File Number)                                IRS Employer
                                                 jurisdiction of                                                                                                                    Identification No.)
                                                  incorporation)

                                       1641 Farystone Park Highway, Stanleytown, Virginia                         24168
                                                        (Address of principal executive offices)                                                         (Zip Code)

   Registrant's telephone number, including area code:   (276) 627-2000

                                                                                                 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

[On September 24, 2008, Stanley Furniture Company, Inc. (the “Company”) entered into indemnification agreements with its directors (the “Indemnification Agreements”).  The Indemnification Agreements require the Company, among other things, to indemnify each indemnitee to the fullest extent permitted by law for certain expenses incurred in a proceeding arising out of the indemnitee’s service as a director of the Company or of another company at the request of the Company.  The Indemnification Agreements also provide for the advancement of such expenses to the indemnitee by the Company.  The foregoing description is qualified in its entirety by reference to the form of such Indemnification Agreements, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.]

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2008, the Company announced that Albert L. Prillaman had been elected Chief Executive Officer of the Company.  Biographical information for Mr. Prillaman is incorporated herein by reference to the information presented in the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders filed with Securities and Exchange Commission on March 4, 2008.

Also on September 23, 2008, Jeffrey R. Scheffer resigned as President and Chief Executive Officer and a director of the Company effective immediately. In connection with his resignation, Mr. Scheffer entered into a separation agreement with the Company (the “Separation Agreement”).  Pursuant to the Separation Agreement, Mr. Scheffer will receive a lump sum payment of $1,000,000 on the first day of the seventh month following his separation from service with the Company.  The Separation Agreement provides for a mutual release by the Company and Mr. Scheffer.  Mr. Scheffer is also subject to certain non-solicitation requirements under the Separation Agreement.  The foregoing description is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

A copy of the press release announcing Mr. Prillaman’s election and Mr. Scheffer’s resignation is attached hereto as Exhibit 99.1.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2008, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws.  Section 1 and Section 5 of Article IV were amended to remove the title of President to reflect that Albert L. Prillaman as Chairman is the Chief Executive Officer of the Company.  Certain conforming changes were made to other sections of the Company’s Bylaws.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.  This description should be read in conjunction with the Company’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Stanley Furniture Company, Inc. Bylaws Amended and Restated, effective September 24, 2008
10.1	Form of Indemnification Agreement
10.2	Voluntary Separation Agreement and General Release by and between Jeffrey R. Scheffer and Stanley Furniture Company, Inc., dated September 23, 2008
99.1	Press Release, dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              STANLEY FURNITURE COMPANY, INC.

Date: September 25, 2008                                                                                      By:/s/ Douglas I. Payne
                                                          Douglas I. Payne- Executive VP – Finance & Administration